                       SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C.

                                _______________



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): March 1, 1996



                         KINGS ROAD ENTERTAINMENT, INC.
               (exact name of registrant as specified in charter)


            Delaware                              0-14234                          95-3587522
 (State or other jurisdiction                   (Commission                     (I.R.S. Employer
       of incorporation)                        File Number)                    Identification No.)



                      1901 Avenue of the Stars, Suite 605
                         Los Angeles, California  90067
                    (Address of principal executive office)



Registrant's telephone number, including area code:    (310) 552-0057

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


     (a) The Board of Directors of Kings Road Entertainment, Inc. (the "Company") has determined that the firm of Stonefield Josephson be selected as the Company's independent auditors for the fiscal year ending April 30, 1996. The firm of Arthur Andersen LLP has served as the Company's independent auditors for the fiscal years ending April 30, 1995, 1994 and 1993.

     (b) The Company believes there were no disagreements with Arthur Andersen LLP within the meaning of Instruction 4 of Item 304 of Regulation S-K as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of the Company's financial statements for the fiscal years ended April 30, 1995 and 1994 or for any subsequent interim period, which disagreements if not resolved to its satisfaction would have caused Arthur Andersen LLP to issue an adverse opinion or a disclaimer of opinion, and neither report contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

     (c) During the two most recent fiscal years and through present, there have been no reportable events (as defined in Item 304 of Regulation S-K) with Arthur Andersen LLP. The Company has not consulted with Stonefield Josephson regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through present.

     (d) A letter of Arthur Andersen LLP addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this
Item 4.

     (e) The change of auditors was approved by the Board of Directors of the Company on February 20, 1996.


ITEM 7 - EXHIBITS


     (c)  Exhibits



                   Number         Description
                 --------  ------------------------------------

                    16     Letter of Arthur Andersen LLP to the
                           Securities and Exchange Commission
                           included herein pursuant to the
                           requirements of Item 304(a)(3) of
                           Regulation S-K

                                   SIGNATURE


Pursuant to the requirements of the Securities Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



     KINGS ROAD ENTERTAINMENT, INC.


Dated: March 1, 1996                   /s/ Christopher M. Trunkey
                                       ---------------------------------
                                       Christopher M. Trunkey
                                       Vice President, Chief Financial
                                       and Administrative
                                       Officer and Secretary (Principal
                                       Financial and Accounting Officer)

                               INDEX OF EXHIBITS



     Exhibit                                              Sequentially
     Number                  Description                  Numbered Page
     -----                   -----------                  -------------

      16         Letter of Arthur Andersen LLP to the           5
                 Securities and Exchange Commission
                 included herein pursuant to the
                 requirements of Item 304(a)(3) of
                 Regulation S-K